SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 20, 2004


                             PHASE III MEDICAL, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  _____________________________________________
                 (State or other jurisdiction of incorporation)


                  0-10909                                22-2343568
           ______________________                     _________________
           Commission File Number                       IRS Employer
                                                      Identification No.


           330 SOUTH SERVICE ROAD, SUITE 120, Melville, New YorK 11747
               (Address of principal executive offices) (Zip Code)


                                  631-574-4955
                          _____________________________
                          Registrant's Telephone Number

                   ___________________________________________
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     Phase III Medical, Inc. (the "Company") issued the press release annexed hereto announcing the appointment of Dr. Joseph Zuckerman as a member of the Board of Directors.

     To secure Dr. Zuckerman's service as a director, the Company, pursuant to its 2003 Equity Participation Plan, granted Dr. Zuckerman the right and option, exercisable for 10 years, to purchase up to 300,000 shares of the Company's common stock at an exercise price of $0.15 per share. In addition, in the event that the closing price of the Company's common stock equals or exceeds $1.00 per share for any five (5) consecutive trading days during his term as a director, the Company has agreed to grant to Dr. Zuckerman an option for the purchase of an additional 100,000 shares of the Company's common stock for an exercise price of $1.00 per share. Dr. Zuckerman has agreed that he will not resell publicly any shares of the Company's common stock obtained upon exercise of either of these options prior to the first anniversary of the date of his election to the board.


                                    * * * * *

     This Report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent management's judgment regarding future events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors. These factors include the risk that the Company will be unable to raise capital, to enter successfully or exploit opportunities in the biotech or medical business, to have appropriate personnel, or the risks inherent in any new business venture or those detailed in the Company's other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise the information contained in this Report whether as a result of new information, future events or circumstances or otherwise.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHASE III MEDICAL, INC.



                                                     By:      /s/ Mark Weinreb
                                                              __________________
                                                              Mark Weinreb
                                                              President




Dated:  January 27, 2004